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                                                                      EXHIBIT 25
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ___________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____
                            ________________________

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                                13-5266470
                                                (I.R.S. employer
                                                identification no.)

399 Park Avenue, New York, New York             10043
(Address of principal executive office)         (Zip Code)
                            _______________________

                         TRIAD HOSPITALS HOLDINGS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                67-1762164
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


13455 Noel Road, 20/th/ Floor
Dallas, Texas                                           75240
(Address of principal executive offices)                (Zip Code)

                           _________________________
                11% Series B Senior Subordinated Notes due 2009
          Guarantee of 11% Series B Senior Subordinated Notes due 2009
                      (Title of the indenture securities)
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Item 1. General Information.

          Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                     Address
          ----                                     -------
          Comptroller of the Currency              Washington, D.C.

          Federal Reserve Bank of New York         New York, NY
          33 Liberty Street
          New York, NY

          Federal Deposit Insurance Corporation    Washington, D.C.

    (b)   Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16.  List of Exhibits.

          List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

          Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

          Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

          Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

          Exhibit 5 - Not applicable.
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          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 1999 attached)

          Exhibit 8 -  Not applicable.

          Exhibit 9 -  Not applicable.

                               __________________


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 20/th/ day of July, 1999.



                              CITIBANK, N.A.

                              By    /s/Wafaa Orfy
                                    -------------
                                    Wafaa Orfy
                                    Assistant Vice President